                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  OCTOBER 26, 2001
                                                  ----------------


                                PERKINELMER, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)
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
                MASSACHUSETTS                               1-5075                            04-2052042
                -------------                               ------                            ----------
State or Other Jurisdiction of Incorporation)      (Commission File Number)        (IRS Employer Identification No.)


45 WILLIAM STREET, WELLESLEY, MASSACHUSETTS                                                      02481
-------------------------------------------                                                      -----
   (Address of Principal Executive Offices)                                                   (Zip Code)
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Registrant's telephone number, including area code                (781) 237-5100
                                                                  --------------

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 9.         REGULATION FD DISCLOSURE.

     PerkinElmer, Inc. (the "Company") has filed this Current Report on Form 8-K to provide an Adjusted Income Statement Summary on a continuing operations basis for its seven fiscal quarters ended September 30, 2001 (the "Summary"), in order to provide additional financial analysis of its historical operating results for those quarters. The Summary adjusts the Company's historical income statement data for the indicated periods to give effect to:

    -- the Company's classification of its Fluid Sciences business unit as a discontinued operation;

    -- the Company's classification of its Detection Systems unit as a discontinued operation; and

    -- the Company's two-for-one stock split, which was effected on June 1, 2001 by means of a 100% stock dividend.

        The Summary has not been prepared in accordance with generally accepted accounting principles, and excludes goodwill and intangibles amortization, gains, restructuring and other nonrecurring items, except where noted.

     The Company previously filed a Current Report on Form 8-K on August 3, 2001 which included restated versions of its Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarter ended April 1, 2001 which gave effect to the Company's classification of its Detection Systems unit as a discontinued operation. The Company will file in the future restated versions of its Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Reports on Form 10-Q for the quarters ended April 1, 2001 and July 1, 2001 to give effect to the Company's classification of its Fluid Sciences business unit as a discontinued operation.


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                       PERKINELMER, INC. AND SUBSIDIARIES
                           ADJUSTED INCOME STATEMENTS

   EXCLUDES GOODWILL/INTANGIBLES AMORTIZATION, GAINS, RESTRUCTURING AND OTHER
     NONRECURRING ITEMS RESTATED - FLUID SCIENCES AND DETECTION SYSTEMS AS
                            DISCONTINUED OPERATIONS

                                                          2000                                      2001
                                     -------------------------------------------------   ---------------------------
                                      First    Second    Third     Fourth      Full       First    Second     Third
$ MILLIONS                           Quarter   Quarter   Quarter   Quarter     Year      Quarter   Quarter   Quarter
                                     -------   --------  -------   -------   ---------   -------   -------   -------
Sales by Segment:
    Life Sciences .............      $  39.6   $  41.9   $  60.4   $  79.4   $   221.4   $  69.2   $  77.7   $  74.8
    Optoelectronics ...........        114.5     120.9     126.3     135.1       496.9     120.9     108.0      97.2
    Instruments ...............        157.7     146.3     153.4     160.0       617.4     144.8     146.1     130.2
                                     -------   -------   -------   -------   ---------   -------   -------   -------

TOTAL SALES ...................        311.8     309.2     340.1     374.5     1,335.5     334.9     331.8     302.1
                                     -------   -------   -------   -------   ---------   -------   -------   -------

Cost of Sales .................        181.9     173.8     189.9     207.7       753.3     184.2     173.1     161.0

R&D ...........................         19.0      18.6      18.5      20.7        76.9      21.2      19.4      18.8

SG&A ..........................         80.5      80.4      87.4      91.6       339.9      86.7      90.1      76.1

Operating Profit By Segment:
    Life Sciences .............          4.8       6.3      12.0      16.1        39.2      10.5      15.2      14.9
    Optoelectronics ...........         15.6      19.4      23.3      25.3        83.6      20.2      20.7      18.2
    Instruments ...............         14.3      15.3      13.1      19.0        61.7      16.1      18.0      16.7
    Corporate .................         (4.5)     (4.8)     (4.1)     (5.9)      (19.3)     (4.1)     (4.8)     (3.6)
                                     -------   -------   -------   -------   ---------   -------   -------   -------
TOTAL OPERATING INCOME FROM
  CONTINUING OPERATIONS .......         30.3      36.3      44.3      54.4       165.3      42.7      49.2      46.3

    Memo: Total Operating Income
    Including Amortization ......       24.4      29.6      35.9      44.4       134.4      33.3      39.8      36.6


Other (Income)/Expense ........         (0.4)      0.8       1.3       0.1         1.7       2.8      (1.4)     (0.8)
Interest (Income)/Expense .....          6.7       6.3      10.3       9.7        32.9       9.1       8.6       8.6
Total Other (Income)/Expense ..          6.2       7.1      11.6       9.7        34.6      11.9       7.2       7.8
                                     -------   -------   -------   -------   ---------   -------   -------   -------
Income From Continuing
  Operations Before Taxes .....         24.1      29.2      32.8      44.7       130.7      30.9      42.0      38.5
Taxes .........................          6.2       7.6      10.0      12.5        36.4       9.1      10.9       9.0
                                     -------   -------   -------   -------   ---------   -------   -------   -------
NET INCOME FROM
  CONTINUING OPERATIONS .......      $  17.8   $  21.6   $  22.8   $  32.8   $    94.4   $  21.7   $  31.1   $  29.5
                                     =======   =======   =======   =======   =========   =======   =======   =======

    Memo: Net Income including
    Amortization ................       13.2      16.4      15.7      23.4        68.7      13.7      22.9      21.0


DILUTED CASH EARNINGS PER SHARE
    Continuing ................         0.18       0.21     0.22      0.31        0.93      0.21      0.30      0.28
    Discontinued ..............         0.09       0.10     0.11      0.10        0.40      0.10      0.07      0.10
    Total .....................      $  0.27   $   0.31  $  0.33   $  0.41   $    1.33   $  0.31   $  0.37   $  0.38
                                     =======   =======   =======   =======   =========   =======   =======   =======

Diluted Shares ................        100.8     101.6     102.8     103.9       102.3     104.1     104.1     104.3

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PERKINELMER, INC.


                                                By: /s/ Robert F. Friel
                                                    ----------------------------
                                                    Robert F. Friel
                                                    Senior Vice President
                                                    and Chief Financial Officer


Date:  October 26, 2001